HYPERCOM CANADA, LTD.

Hypercom Canada, Ltd.
BCE Place
161 Bay Street, Suite 2700
Toronto, Ontario
M5J 2S1
Phone: 416-572-2003
Fax: 416-572-2212

July 26, 2001

Mr. Hal Schultz
Security Bancorp Inc.
#3 Bldg F. 5508 First Street SE
Calgary Alberta
T2H 2W9

Dear Hal,

This Letter Agreement covers purchase of the Hypercom products discussed below and subsequent resale to Security Bancorp Inc. end-user customers within Canada. If sales of products purchased hereunder by Security Bancorp Inc. are going to be made to a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] who in turn [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] the products to an [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], then a Reseller Agreement is required instead, and this Agreement would be subject to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] by Hypercom upon notice. A "Reseller" Agreement is used at Hypercom's [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] to establish a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] between Hypercom and companies who intend to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] Hypercom products to other parties, who in turn [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] those Hypercom products.

This Agreement, and the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] established herein, is based upon Security Bancorp Inc. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] to [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and take [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] during the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], beginning Aug. 31/01 and ending Aug. 31/02. The [CONFIDENTIAL PORTION DELETED AND FILED
SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] contained herein [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] once this Letter Agreement [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION].

The Shipping Schedule shows specific quantities, product types, and scheduled shipment dates.


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

Based upon the stated quantities and Shipping Schedule, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] will be as follows:

-------------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED
SEPARATELY WITH THE SECURITIES & EXCHANGE
COMMISSION] Unit Price
[CONFIDENTIAL PORTION DELETED AND
FILED SEPARATELY WITH THE SECURITIES &
EXCHANGE COMMISSION]

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
[CONFIDENTIAL        Unit Price              [CONFIDENTIAL PORTION DELETED
PORTION DELETED                              AND FILED SEPARATELY WITH THE
AND FILED                                    SECURITIES & EXCHANGE COMMISSION]
SEPARATELY WITH                              Unit Price
THE SECURITIES &
EXCHANGE
COMMISSION]
-------------------------------------------------------------------------------
[CONFIDENTIAL PORTION DELETED AND FILED
SEPARATELY WITH THE SECURITIES & EXCHANGE
COMMISSION]
-------------------------------------------------------------------------------

      *The above [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] does not include [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] for [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]. Such [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] include, but are not limited to, [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION].

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] for the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] is based upon the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] committed for purchase hereunder. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE


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

COMMISSION] designated by Hypercom as [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] (e.g., [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] etc.) do not qualify toward any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], nor do such purchases apply toward the quantity of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] committed hereunder.

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] is based on the combined [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] committed for purchase hereunder. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] means Hypercom-manufactured [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], not included in the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of products, which is connected to a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION].

[CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] are based solely upon the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] stated herein and are [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]. All [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] are stated in and shall be [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] in [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] are [CONFIDENTIAL


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

PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] from [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and all [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], applicable [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]will be added to each invoice. If [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] is not made within the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] period, Hypercom may terminate this Agreement. Additionally, a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION], or the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] allowed by law, will be imposed on any [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] after the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION].

Hypercom's Standard Warranty Statement (Warranty), attached, is a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] applicable to all products purchased hereunder. Security Bancorp Inc. ensures Hypercom that it will inform its end-user customers of the terms of the Warranty. Hypercom will not be liable for any additional warranties extended by Security Bancorp Inc. to its end-user customers beyond the scope of the Warranty.

The [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] contained herein is for Hypercom products that have been certified to comply with common carrier equipment in the United States and Canada, and applicable FCC regulations. Any sale and/or use of Hypercom products purchased hereunder outside of the United States and Canada could violate local laws, and on that basis, Hypercom [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of its products purchased hereunder to that of the [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]. Any sale/use outside of the United States and Canada not only violates the hardware warranty referenced herein, but constitutes [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of this Agreement. [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of Hypercom product outside of the United States and


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

Canada requires a [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]. Operation of units/system remains subject to local processing requirements and applications certifications which may vary within the United States and/or in Canada.

Both parties agree to the terms and conditions of this Agreement and understand [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION]. Additional [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] and/or [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] not listed herein but purchased UMV during the term of this Agreement shall also be subject to the terms hereof. All equipment must be shipped and invoiced in accordance with the Shipping Schedule. Purchase orders may accompany this Agreement or follow this Agreement, but preprinted terms and conditions contained in any purchase order shall be null and void, as are any additional terms unless specifically accepted by Hypercom in its order acknowledgment(s).

We at Hypercom appreciate this opportunity to service Security Bancorp Inc. terminal needs and look forward to a long and mutually prosperous relationship.

Sincerely,

David Howard
Senior Vice President & General Manager
Hypercom Canada Ltd

Security Bancorp Inc. must indicate acceptance within [CONFIDENTIAL PORTION DELETED AND FILED SEPARATELY WITH THE SECURITIES & EXCHANGE COMMISSION] of the date of this letter. This Agreement is valid only when accepted and signed by Hypercom.

Agreed this ____ day of __________________________________, ______.

Hypercom Canada Ltd                  Security Bancorp Inc.

By:                                  By:
       ------------------------            -------------------------
Name:                                Name:
       ------------------------            -------------------------
Title:                               Title:
       ------------------------            -------------------------


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